PGIM Private Real Estate Fund, Inc.
Consolidated Schedule of Investments as of September 30, 2024 (unaudited)
Description	Value
Long-Term Investments 111.6%
Private Real Estate
Investments in Non-Consolidated Joint Ventures - Industrial(pp) 12.6%
3730 S. Main St., Pearland, Texas^	$13,682,658
Investments in Non-Consolidated Joint Ventures - Multifamily(pp) 13.8%
Napa Green Apartments, Napa, California	15,038,517
Investments in Non-Consolidated Joint Ventures - Retail(pp) 46.6%
East Gate Marketplace, Chantilly, Virginia^	24,354,651
Monarch Town Center, Miramar, Florida^	26,434,175
50,788,826
Preferred Equity - Industrial 18.6%
3730 S. Main St., Pearland, Texas, 6.55%, Maturing 10/03/28^	20,207,914
Preferred Equity - Multifamily 20.0%
Capodagli NJ TOD Portfolio, Bound Brook and Hackensack, New Jersey, 11.00%, Maturing 07/02/30^	21,726,934

Total Long-Term Investments (cost $117,333,390)	121,444,849

	Shares
Short-Term Investment 2.9%
Affiliated Mutual Fund
PGIM Core Government Money Market Fund (7-day effective yield 5.140%) (cost $3,146,169)(wb)	3,146,169	3,146,169

TOTAL INVESTMENTS 114.5% (cost $120,479,559)		124,591,018

Series A Preferred Stock, at liquidation value (0.1)%	(125,000)
Liabilities in excess of other assets (14.4)%	(15,609,569)

Net Assets 100.0%	$108,856,449

^	Indicates a Level 3 investment. The aggregate value of Level 3 investments is $106,406,332 and 97.7% of net assets.
(pp)	The Fund’s contractual ownership in the joint venture prior to the impact of promote structures ranges from 90.14% to 99.00% of the venture.
(wb)	Represents an investment in a Fund affiliated with the Manager.
Other information regarding the Fund is available in the Fund’s most recent Report to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).
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